COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

September 30, 2019 (Unaudited)

		Shares	Value
PREFERRED SECURITIES—$25 PAR VALUE	27.7%
BANKS	6.7%
Bank of America Corp., 6.20%, Series CC(a)		39,634	$1,024,539
Bank of America Corp., 6.00%, Series EE(a)		23,700	613,119
Bank of America Corp., 6.00%, Series GG(a)		128,950	3,491,966
Bank of America Corp., 5.875%, Series HH(a)		71,750	1,975,995
Citigroup, Inc., 6.30%, Series S(a)		87,777	2,306,780
GMAC Capital Trust I, 7.943% (3 Month US LIBOR + 5.785%), due 2/15/40, Series 2 (TruPS) (FRN)(b)		152,102	3,986,593
New York Community Bancorp, Inc., 6.375% to 3/17/27, Series A(a),(c)		22,443	625,038
Regions Financial Corp., 5.70% to 5/15/29, Series C(a),(c)		101,272	2,864,985
Synovus Financial Corp., 5.875% to 7/1/24, Series E(a),(c)		52,000	1,387,360
TCF Financial Corp., 5.70%, Series C(a)		82,438	2,161,524
Wells Fargo & Co., 5.625%, Series Y(a)		40,347	1,082,913

		21,520,812

ELECTRIC	1.2%
Integrys Holding, Inc., 6.00% to 8/1/23, due 8/1/73(c)		51,232	1,421,688
Duke Energy Corp., 5.75%, Series A(a)		85,300	2,356,839

			3,778,527

FINANCIAL	4.0%
DIVERSIFIED FINANCIAL SERVICES	1.9%
Apollo Global Management, Inc., 6.375%, Series A(a)		69,727	1,862,408
Apollo Global Management, Inc., 6.375%, Series B(a)		154,780	4,140,365

		6,002,773

INVESTMENT BANKER/BROKER	2.1%
Carlyle Group LP/The, 5.875%, Series A(a)		50,391	1,275,900
Morgan Stanley, 6.875% to 1/15/24, Series F(a),(c)		32,800	919,056
Morgan Stanley, 6.375% to 10/15/24, Series I(a),(c)		89,337	2,496,076
Morgan Stanley, 5.85% to 4/15/27, Series K(a),(c)		79,700	2,175,810

		6,866,842

TOTAL FINANCIAL			12,869,615

INDUSTRIALS—CHEMICALS	1.7%
CHS, Inc., 7.10% to 3/31/24, Series 2(a),(c)		80,171	2,133,350
CHS, Inc., 6.75% to 9/30/24, Series 3(a),(c)		63,597	1,673,873
CHS, Inc., 7.50%, Series 4(a)		64,655	1,765,082

			5,572,305

		Shares	Value
INSURANCE	6.1%
LIFE/HEALTH INSURANCE	2.4%
Athene Holding Ltd., 6.35% to 6/30/29, Series A(a),(c)		146,570	$4,124,480
Unum Group, 6.25%, due 6/15/58		40,000	1,105,600
Voya Financial, Inc., 5.35% to 9/15/29, Series B(a),(c)		87,634	2,405,553

			7,635,633

MULTI-LINE	1.6%
Allstate Corp./The, 5.10%, Series H(a)		134,800	3,539,848
WR Berkley Corp., 5.75%, due 6/1/56		64,043	1,650,388

			5,190,236

MULTI-LINE—FOREIGN	0.5%
PartnerRe Ltd., 6.50%, Series G (Bermuda)(a)		56,959	1,517,388

PROPERTY CASUALTY—FOREIGN	0.6%
Enstar Group Ltd., 7.00% to 9/1/28, Series D (Bermuda)(a),(c)		79,150	2,146,548

REINSURANCE	0.3%
Arch Capital Group Ltd., 5.45%, Series F(a)		41,269	1,064,327

REINSURANCE—FOREIGN	0.7%
RenaissanceRe Holdings Ltd., 5.75%, Series F (Bermuda)(a)		81,998	2,192,627

TOTAL INSURANCE			19,746,759

PIPELINES	1.8%
Energy Transfer Operating LP, 7.375% to 5/15/23, Series C(a),(c)		28,525	700,004
Energy Transfer Operating LP, 7.625% to 8/15/23, Series D(a),(c)		125,845	3,108,371
Energy Transfer Operating LP, 7.60% to 5/15/24, Series E(a),(c)		79,675	2,018,964

			5,827,339

PIPELINES—FOREIGN	0.7%
Enbridge, Inc., 6.375% to 4/15/23, due 4/15/78, Series B (Canada)(c)		75,925	2,118,308

REAL ESTATE	2.6%
DIVERSIFIED	0.4%
Urstadt Biddle Properties, Inc., 5.875%, Series K(a)		50,000	1,246,250

NET LEASE	0.6%
VEREIT, Inc., 6.70%, Series F(a)		79,274	2,009,596

		Shares		Value
OFFICE	0.7%
Brookfield Property Partners LP, 6.375%, Series A2(a)		90,000		$2,336,400

RESIDENTIAL	0.5%
American Homes 4 Rent, 6.25%, Series H(a)		61,134		1,591,318

SPECIALTY	0.4%
QTS Realty Trust, Inc., 7.125%, Series A(a)		48,450		1,284,409

TOTAL REAL ESTATE				8,467,973

UTILITIES	2.9%
ELECTRIC UTILITIES	0.7%
NextEra Energy Capital Holdings, Inc., 5.65%, due 3/1/79, Series N		76,996		2,121,240

GAS UTILITIES	1.4%
Sempra Energy, 5.75%, due 7/1/79		26,700		715,827
South Jersey Industries, Inc., 5.625%, due 9/16/79		84,000		2,175,600
Spire, Inc., 5.90%, Series A(a)		51,775		1,465,232

				4,356,659

MULTI-UTILITIES	0.2%
NiSource, Inc., 6.50% to 3/15/24, Series B(a),(c)		29,167		809,676

MULTI-UTILITIES—FOREIGN	0.6%
Algonquin Power & Utilities Corp., 6.20% to 7/1/24, due 7/1/79, Series 19-A (Canada)(c)		66,075		1,811,777

TOTAL UTILITIES				9,099,352

TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$83,020,801)				89,000,990

		Principal Amount
PREFERRED SECURITIES—CAPITAL SECURITIES	106.3%
BANKS	22.4%
AgriBank FCB, 6.875% to 1/1/24(a),(c)		26,000	†	2,785,250
Bank of America Corp., 6.10% to 3/17/25, Series AA(a),(c)		$1,300,000		1,421,180
Bank of America Corp., 8.05%, due 6/15/27, Series B		1,815,000		2,316,553
Bank of America Corp., 5.875% to 3/15/28, Series FF(a),(c)		3,415,000		3,700,152
Bank of America Corp., 6.25% to 9/5/24, Series X(a),(c)		3,175,000		3,456,670
Bank of America Corp., 6.50% to 10/23/24, Series Z(a),(c)		3,314,000		3,689,195
Citigroup Capital III, 7.625%, due 12/1/36		4,115,000		5,668,348
Citigroup, Inc., 5.90% to 2/15/23(a),(c)		1,350,000		1,404,965
Citigroup, Inc., 5.95% to 1/30/23(a),(c)		1,043,000		1,085,466

		Principal Amount		Value
Citigroup, Inc., 6.25% to 8/15/26, Series T(a),(c)		$2,775,000		$3,093,029
Citigroup, Inc., 5.00% to 9/12/24, Series U(a),(c)		1,400,000		1,417,955
Citizens Financial Group, Inc., 6.375% to 4/6/24, Series C(a),(c)		1,200,000		1,261,824
CoBank ACB, 6.25% to 10/1/22, Series F(a),(c)		25,000	†	2,631,250
CoBank ACB, 6.125%, Series G(a)		5,000	†	512,500
CoBank ACB, 6.25% to 10/1/26, Series I(a),(c)		2,734,000		2,932,215
Dresdner Funding Trust I, 8.151%, due 6/30/31, 144A(d)		2,007,869		2,716,396
Farm Credit Bank of Texas, 6.75% to 9/15/23, 144A(a),(c),(d)		40,000	†	4,310,000
Farm Credit Bank of Texas, 10.00%, Series 1(a)		9,250	†	10,279,062
First Union Capital II, 7.95%, due 11/15/29, Series A		249,000		341,213
Goldman Sachs Group, Inc./The, 5.50% to 8/10/24, Series Q(a),(c)		1,480,000		1,555,850
JPMorgan Chase & Co., 6.75% to 2/1/24, Series S(a),(c)		3,052,000		3,389,902
JPMorgan Chase & Co., 6.10% to 10/1/24, Series X(a),(c)		1,271,000		1,378,927
SunTrust Banks, Inc., 5.125% to 12/15/27, Series H(a),(c)		2,025,000		2,031,885
Wells Fargo & Co., 5.889%, (3 Month US LIBOR + 3.77%), Series K (FRN)(a),(b)		3,871,000		3,924,226
Wells Fargo & Co., 5.90% to 6/15/24, Series S(a),(c)		470,000		504,852
Wells Fargo & Co., 5.875% to 6/15/25, Series U(a),(c)		1,487,000		1,640,243
Wells Fargo Capital X, 5.95%, due 12/1/36, (TruPS)		2,055,000		2,546,276

				71,995,384

BANKS—FOREIGN	41.2%
Australia & New Zealand Banking Group Ltd./United Kingdom, 6.75% to 6/15/26, 144A (Australia)(a),(c),(d),(e)		600,000		665,013
Banco Bilbao Vizcaya Argentaria SA, 6.50% to 3/5/25, Series 9 (Spain)(a),(c),(e)		2,800,000		2,857,400
Banco Comercial Portugues SA, 9.25% to 1/31/24 (Portugal)(a),(c),(e),(f)		600,000		711,379
Banco Santander SA, 7.50% to 2/8/24 (Spain)(a),(c),(e),(f)		600,000		648,391
Bank of China Hong Kong Ltd., 5.90% to 9/14/23, 144A (Hong Kong)(a),(c),(d)		3,100,000		3,312,222
Barclays PLC, 7.125% to 6/15/25 (United Kingdom)(a),(c),(e)		1,800,000		2,349,559
Barclays PLC, 7.75% to 9/15/23 (United Kingdom)(a),(c),(e)		600,000		624,831
Barclays PLC, 7.875% to 3/15/22 (United Kingdom)(a),(c),(e),(f)		2,600,000		2,756,276
Barclays PLC, 8.00% to 6/15/24 (United Kingdom)(a),(c),(e)		2,800,000		2,979,802
BNP Paribas SA, 6.625% to 3/25/24, 144A (France)(a),(c),(d),(e)		1,700,000		1,792,591
BNP Paribas SA, 6.75% to 3/14/22, 144A (France)(a),(c),(d),(e)		800,000		846,364
BNP Paribas SA, 7.00% to 8/16/28, 144A (France)(a),(c),(d),(e)		2,365,000		2,605,686
BNP Paribas SA, 7.195% to 6/25/37, 144A (France)(a),(c),(d)		2,275,000		2,551,629
BNP Paribas SA, 7.375% to 8/19/25, 144A (France)(a),(c),(d),(e)		2,600,000		2,907,723
BNP Paribas SA, 7.625% to 3/30/21, 144A (France)(a),(c),(d),(e)		1,000,000		1,054,100

	Principal Amount	Value
Commerzbank AG, 7.00% to 4/9/25 (Germany)(a),(c),(e),(f)	$1,600,000	$1,651,480
Cooperatieve Rabobank UA, 3.25% to 12/29/26 (Netherlands)(a),(c),(e),(f)	1,400,000	1,504,268
Coventry Building Society, 6.875% to 9/18/24 (United Kingdom)(a),(c),(e),(f)	400,000	514,143
Credit Agricole SA, 6.875% to 9/23/24, 144A (France)(a),(c),(d),(e)	2,000,000	2,151,430
Credit Agricole SA, 7.875% to 1/23/24, 144A (France)(a),(c),(d),(e)	2,200,000	2,459,875
Credit Agricole SA, 8.125% to 12/23/25, 144A (France)(a),(c),(d),(e)	2,650,000	3,125,344
Credit Suisse Group AG, 6.375% to 8/21/26, 144A (Switzerland)(a),(c),(d),(e)	2,800,000	2,905,000
Credit Suisse Group AG, 7.125% to 7/29/22 (Switzerland)(a),(c),(e),(f)	2,100,000	2,234,705
Credit Suisse Group AG, 7.25% to 9/12/25, 144A (Switzerland)(a),(c),(d),(e)	2,600,000	2,784,223
Credit Suisse Group AG, 7.50% to 12/11/23, 144A (Switzerland)(a),(c),(d),(e)	2,287,000	2,532,976
Credit Suisse Group AG, 7.50% to 7/17/23, 144A (Switzerland)(a),(c),(d),(e)	4,200,000	4,491,753
Danske Bank A/S, 7.00% to 6/26/25 (Denmark)(a),(c),(e),(f)	1,600,000	1,661,000
Deutsche Pfandbriefbank AG, 5.75% to 4/28/23, Series 3529 (Germany)(a),(c),(e),(f)	400,000	451,222
DNB Bank ASA, 6.50% to 3/26/22 (Norway)(a),(c),(e),(f)	400,000	419,500
Erste Group Bank AG, 6.50% to 4/15/24 (Austria)(a),(c),(e),(f)	200,000	251,988
Erste Group Bank AG, 5.125% to 10/15/25, Series EMTN (Austria)(a),(c),(e),(f)	400,000	469,816
FinecoBank Banca Fineco SpA, 5.875% to 12/03/24 (Italy)(a),(c),(e),(f)	1,000,000	1,154,666
HSBC Capital Funding Dollar 1 LP, 10.176% to 6/30/30, 144A (United Kingdom)(a),(c),(d)	2,250,000	3,647,025
HSBC Holdings PLC, 6.25% to 3/23/23 (United Kingdom)(a),(c),(e)	1,400,000	1,447,901
HSBC Holdings PLC, 6.375% to 9/17/24 (United Kingdom)(a),(c),(e)	1,200,000	1,260,114
HSBC Holdings PLC, 6.375% to 3/30/25 (United Kingdom)(a),(c),(e)	2,800,000	2,970,002
HSBC Holdings PLC, 6.50% to 3/23/28 (United Kingdom)(a),(c),(e)	3,800,000	3,978,030
HSBC Holdings PLC, 6.875% to 6/1/21 (United Kingdom)(a),(c),(e)	1,100,000	1,154,285
ING Groep N.V., 5.75% to 11/16/26 (Netherlands)(a),(c),(e)	1,200,000	1,209,450

	Principal Amount	Value
ING Groep N.V., 6.50% to 4/16/25 (Netherlands)(a),(c),(e)	$2,600,000	$2,739,230
ING Groep N.V., 6.875% to 4/16/22 (Netherlands)(a),(c),(e),(f)	1,000,000	1,053,337
Intesa Sanpaolo SpA, 7.70% to 9/17/25, 144A (Italy)(a),(c),(d),(e)	1,400,000	1,458,947
Lloyds Banking Group PLC, 7.50% to 6/27/24 (United Kingdom)(a),(c),(e)	2,137,000	2,296,420
Lloyds Banking Group PLC, 7.50% to 9/27/25 (United Kingdom)(a),(c),(e)	1,800,000	1,920,789
Lloyds Banking Group PLC, 6.657% to 5/21/37, 144A (United Kingdom)(a),(c),(d)	900,000	963,000
Nationwide Building Society, 10.25% (United Kingdom)(a),(f)	635,000	1,225,799
Nordea Bank Abp, 6.625% to 3/26/26, 144A (Finland)(a),(c),(d),(e)	2,000,000	2,154,210
RBS Capital Trust II, 6.425% to 1/3/34 (United Kingdom)(a),(c)	560,000	757,050
Royal Bank of Scotland Group PLC, 7.648% to 9/30/31 (United Kingdom)(a),(c)	2,574,000	3,564,990
Royal Bank of Scotland Group PLC, 8.00% to 8/10/25 (United Kingdom)(a),(c),(e)	1,200,000	1,326,600
Royal Bank of Scotland Group PLC, 8.625% to 8/15/21 (United Kingdom)(a),(c),(e)	1,400,000	1,502,690
Societe Generale SA, 6.75% to 4/6/28, 144A (France)(a),(c),(d),(e)	2,760,000	2,814,234
Societe Generale SA, 7.375% to 9/13/21, 144A (France)(a),(c),(d),(e)	1,600,000	1,687,360
Societe Generale SA, 7.875% to 12/18/23, 144A (France)(a),(c),(d),(e)	1,400,000	1,514,751
Societe Generale SA, 8.00% to 9/29/25, 144A (France)(a),(c),(d),(e)	2,200,000	2,479,631
Standard Chartered PLC, 7.50% to 4/2/22, 144A (United Kingdom)(a),(c),(d),(e)	3,600,000	3,811,500
Standard Chartered PLC, 7.75% to 4/2/23, 144A (United Kingdom)(a),(c),(d),(e)	2,150,000	2,324,870
Stichting AK Rabobank Certificaten, 6.50% (Netherlands)(a),(f)	3,180,175	4,369,186
Svenska Handelsbanken AB, 6.25% to 3/1/24, Series EMTN (Sweden)(a),(c),(e),(f)	2,000,000	2,145,000
UBS Group Funding Switzerland AG, 6.875% to 8/7/25 (Switzerland)(a),(c),(e),(f)	3,000,000	3,219,177
UBS Group Funding Switzerland AG, 6.875% to 3/22/21 (Switzerland)(a),(c),(e),(f)	600,000	624,036
UBS Group Funding Switzerland AG, 7.00% to 1/31/24, 144A (Switzerland)(a),(c),(d),(e)	4,800,000	5,103,600
UBS Group Funding Switzerland AG, 7.00% to 2/19/25 (Switzerland)(a),(c),(e),(f)	1,400,000	1,539,384
UBS Group Funding Switzerland AG, 7.125% to 8/10/21 (Switzerland)(a),(c),(e),(f)	600,000	630,750
UniCredit SpA, 7.50% to 6/3/26 (Italy)(a),(c),(e),(f)	3,400,000	4,134,088

		132,453,791

		Principal Amount	Value
ELECTRIC—INTEGRATED ELECTRIC—FOREIGN	1.0%
Electricite de France SA, 5.625% to 1/22/24, 144A (France)(a),(c),(d)		$1,404,000	$1,457,654
Electricite de France SA, 5.00% to 1/22/26, Series EMTN (France)(a),(c),(f)		1,300,000	1,602,908

			3,060,562

FOOD	0.7%
Land O’ Lakes, Inc., 7.00%, 144A(a),(d)		1,100,000	1,041,562
Land O’ Lakes, Inc., 7.25%, 144A(a),(d)		1,190,000	1,136,450

			2,178,012

INDUSTRIALS—DIVERSIFIED MANUFACTURING	2.8%
General Electric Co., 5.00% to 1/21/21, Series D(a),(c)		9,508,000	9,035,167

INSURANCE	26.3%
LIFE/HEALTH INSURANCE	7.4%
MetLife Capital Trust IV, 7.875%, due 12/15/37, 144A (TruPS)(d)		3,373,000	4,440,875
MetLife, Inc., 6.40%, due 12/15/36		800,000	950,000
MetLife, Inc., 9.25%, due 4/8/38, 144A(d)		4,659,000	6,774,629
MetLife, Inc., 5.875% to 3/15/28, Series D(a),(c)		1,100,000	1,191,740
Prudential Financial, Inc., 5.20% to 3/15/24, due 3/15/44(c)		1,075,000	1,124,203
Prudential Financial, Inc., 5.625% to 6/15/23, due 6/15/43(c)		5,464,000	5,883,498
Voya Financial, Inc., 5.65% to 5/15/23, due 5/15/53(c)		3,270,000	3,453,382

			23,818,327

LIFE/HEALTH INSURANCE—FOREIGN	9.2%
Achmea BV, 4.625% to 3/24/29 (Netherlands)(a),(c),(e),(f)		2,000,000	2,175,898
Aegon NV, 5.625% to 4/15/29 (Netherlands)(a),(c),(e),(f)		2,200,000	2,635,721
ASR Nederland NV, 4.625% to 10/19/27 (Netherlands)(a),(c),(e),(f)		1,350,000	1,516,863
Assicurazioni Generali SpA, 2.124%, due 10/1/30, Series EMTN (Italy)(f)		700,000	774,410
Dai-ichi Life Insurance Co., Ltd., 5.10% to 10/28/24, 144A (Japan)(a),(c),(d)		693,000	750,668
Dai-ichi Life Insurance Co., Ltd., 7.25% to 7/25/21, 144A (Japan)(a),(c),(d)		1,600,000	1,718,592
Fukoku Mutual Life Insurance Co., 6.50% to 9/19/23 (Japan)(a),(c),(f)		1,951,000	2,178,292

		Principal Amount	Value
Hanwha Life Insurance Co., Ltd., 4.70% to 4/23/23, 144A (South Korea)(a),(c),(d)		$1,400,000	$1,407,681
La Mondiale SAM, 4.80% to 1/18/28, due 1/18/48 (France)(c),(f)		1,000,000	995,471
Meiji Yasuda Life Insurance Co., 5.10% to 4/26/28, due 4/26/48, 144A (Japan)(c),(d)		1,400,000	1,575,728
Meiji Yasuda Life Insurance Co., 5.20% to 10/20/25, due 10/20/45, 144A (Japan)(c),(d)		4,700,000	5,188,894
Nippon Life Insurance Co., 4.70% to 1/20/26, due 1/20/46, 144A (Japan)(c),(d)		2,900,000	3,121,908
Nippon Life Insurance Co., 5.10% to 10/16/24, due 10/16/44, 144A (Japan)(c),(d)		2,100,000	2,281,692
Phoenix Group Holdings, 5.375%, due 7/6/27, Series EMTN (United Kingdom)(f)		1,200,000	1,238,250
Sumitomo Life Insurance Co., 6.50% to 9/20/23, due 9/20/73, 144A (Japan)(c),(d)		1,800,000	2,027,736

			29,587,804

MULTI-LINE	1.6%
American International Group, Inc., 8.175% to 5/15/38, due 5/15/58(c)		2,292,000	3,036,281
American International Group, Inc., 5.75% to 4/1/28, due 4/1/48, Series A-9(c)		1,200,000	1,285,176
Hartford Financial Services Group, Inc./The, 4.283% (3 Month US LIBOR + 2.125%), due 2/12/47, 144A, Series ICON (FRN)(b),(d)		1,000,000	851,830

			5,173,287

MULTI-LINE—FOREIGN	1.4%
AXA SA, 8.60%, due 12/15/30 (France)		800,000	1,156,720
AXA SA, 6.379% to 12/14/36, 144A (France)(a),(c),(d)		2,900,000	3,408,500

			4,565,220

PROPERTY CASUALTY	1.5%
Assurant, Inc., 7.00% to 3/27/28, due 3/27/48(c)		2,100,000	2,344,692
Liberty Mutual Group, Inc., 3.625% to 5/23/24, due 5/23/59, 144A(c),(d)		2,100,000	2,389,257

			4,733,949

PROPERTY CASUALTY—FOREIGN	5.2%
Mitsui Sumitomo Insurance Co., Ltd., 4.95% to 3/6/29, 144A (Japan)(a),(c),(d)		3,600,000	3,990,240

		Principal Amount		Value
QBE Insurance Group Ltd., 5.875% to 6/17/26, due 6/17/46, Series EMTN (Australia)(c),(f)		$2,200,000		$2,375,548
QBE Insurance Group Ltd., 6.75% to 12/2/24, due 12/2/44 (Australia)(c),(f)		2,351,000		2,589,674
Sompo Japan Nipponkoa Insurance, Inc., 5.325% to 3/28/23, due 3/28/73, 144A (Japan)(c),(d)		2,400,000		2,577,648
Swiss Re Finance Luxembourg SA, 5.00% to 4/2/29, due 4/2/49, 144A (Switzerland)(c),(d)		2,400,000		2,657,100
VIVAT NV, 6.25% to 11/16/22 (Netherlands)(a),(c),(f)		2,400,000		2,410,375

				16,600,585

TOTAL INSURANCE				84,479,172

INTEGRATED TELECOMMUNICATIONS SERVICES	0.7%
Centaur Funding Corp., 9.08%, due 4/21/20, 144A(d)		2,300	†	2,383,950

INTEGRATED TELECOMMUNICATIONS SERVICES—FOREIGN	1.3%
Vodafone Group PLC, 7.00% to 4/4/29, due 4/4/79 (United Kingdom)(c)		3,600,000		4,142,700

MATERIAL—METALS & MINING—FOREIGN	1.4%
BHP Billiton Finance USA Ltd., 6.75% to 10/20/25, due 10/19/75, 144A (Australia)(c),(d)		3,900,000		4,564,053

PIPELINES—FOREIGN	5.2%
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (Canada)(c)		2,724,000		2,837,533
Enbridge, Inc., 6.25% to 3/1/28, due 3/1/78 (Canada)(c)		2,970,000		3,152,373
Transcanada Trust, 5.50% to 9/15/29, due 9/15/79 (Canada)(c)		4,030,000		4,165,126
Transcanada Trust, 5.625% to 5/20/25, due 5/20/75 (Canada)(c)		1,319,000		1,357,277
Transcanada Trust, 5.875% to 8/15/26, due 8/15/76, Series 16-A (Canada)(c)		4,807,000		5,092,440

				16,604,749

UTILITIES	3.3%
ELECTRIC UTILITIES	0.7%
NextEra Energy Capital Holdings, Inc., 5.65% to 5/1/29, due 5/1/79(c)		2,100,000		2,283,418

ELECTRIC UTILITIES—FOREIGN	2.6%
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16-A (Canada)(c)		5,030,000		5,528,071

		Principal Amount	Value
Enel SpA, 8.75% to 9/24/23, due 9/24/73, 144A (Italy)(c),(d)		$2,297,000	$2,701,846

			8,229,917

TOTAL UTILITIES			10,513,335

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$317,962,390)			341,410,875

CORPORATE BONDS	1.4%
INDUSTRIALS—DIVERSIFIED MANUFACTURING	0.7%
General Electric Co., 5.875%, due 1/14/38, Series MTN		1,438,000	1,730,060
General Electric Co., 6.875%, due 1/10/39, Series GMTN		349,000	462,664

			2,192,724

INSURANCE—LIFE/HEALTH INSURANCE	0.7%
Brighthouse Financial, Inc., 4.70%, due 6/22/47		2,475,000	2,213,661

TOTAL CORPORATE BONDS (Identified cost—$3,708,485)			4,406,385

SHORT-TERM INVESTMENTS	3.6%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 1.95%(g)		11,363,948	11,363,948

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$11,363,948)			11,363,948

TOTAL INVESTMENTS IN SECURITIES(h) (Identified cost—$416,055,624)	139.0%		446,182,198
LIABILITIES IN EXCESS OF OTHER ASSETS	(39.0)		(125,102,789)

NET ASSETS (Equivalent to $26.74 per share based on 12,007,182 shares of common stock outstanding)	100.0%		$321,079,409

Centrally Cleared Interest Rate Swap Contracts

Notional Amount	Fixed Rate Payable	Fixed Payment Frequency	Floating Rate (resets monthly) Receivable (i)	Floating Payment Frequency	Maturity Date	Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Value
$ 25,000,000	1.117%	Quarterly	2.057%	Monthly	10/19/21	$—	$85,470	$85,470
35,000,000	1.203	Quarterly	2.057	Monthly	10/19/22	—	72,355	72,355
13,000,000	1.848	Quarterly	2.057	Monthly	10/19/22	—	(259,752)	(259,752)
40,000,000	1.288	Quarterly	2.057	Monthly	10/19/23	—	(19,213)	(19,213)

						$—	$(121,140)	$(121,140)

The total amount of all interest rate swap contracts as presented in the table above are representative of the volume of activity for this derivative type during the nine months ended September 30, 2019.

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	803,804	USD	888,400	10/2/19	$12,294
Brown Brothers Harriman	EUR	953,692	USD	1,053,880	10/2/19	14,403
Brown Brothers Harriman	EUR	1,825,628	USD	2,008,289	10/2/19	18,446
Brown Brothers Harriman	EUR	8,164,122	USD	8,989,270	10/2/19	90,782
Brown Brothers Harriman	EUR	10,427,652	USD	11,481,575	10/2/19	115,952
Brown Brothers Harriman	GBP	2,318,143	USD	2,823,915	10/2/19	(26,356)
Brown Brothers Harriman	GBP	992,114	USD	1,208,573	10/2/19	(11,280)
Brown Brothers Harriman	GBP	61,282	USD	74,193	10/2/19	(1,157)
Brown Brothers Harriman	GBP	512,855	USD	640,316	10/2/19	9,735
Brown Brothers Harriman	USD	15,277,911	EUR	14,010,776	10/2/19	(6,861)
Brown Brothers Harriman	USD	8,902,485	EUR	8,164,122	10/2/19	(3,998)
Brown Brothers Harriman	USD	3,483,600	GBP	2,830,998	10/2/19	(2,747)
Brown Brothers Harriman	USD	1,296,225	GBP	1,053,396	10/2/19	(1,022)
Brown Brothers Harriman	EUR	8,497,765	USD	9,288,525	11/4/19	3,354
Brown Brothers Harriman	EUR	13,974,987	USD	15,275,429	11/4/19	5,516
Brown Brothers Harriman	GBP	1,014,733	USD	1,250,182	11/4/19	843
Brown Brothers Harriman	GBP	2,333,323	USD	2,874,724	11/4/19	1,938

						$219,842

Glossary of Portfolio Abbreviations

EMTN	Euro Medium Term Note
EUR	Euro Currency
FRN	Floating Rate Note
GBP	Great British Pound
GMTN	Global Medium Term Note
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
TruPS	Trust Preferred Securities
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

†	Represents shares.
(a)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(b)	Variable rate. Rate shown is in effect at September 30, 2019.
(c)	Security converts to floating rate after the indicated fixed-rate coupon period.
(d)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $129,619,946, which represents 40.4% of the net assets of the Fund, of which 0.0% are illiquid.

(e)

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $118,391,372, which represents 36.9% of the net assets of the Fund (26.3% of the managed assets of the Fund).

(f)

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $53,863,001, which represents 16.8% of the net assets of the Fund, of which 0.0% are illiquid.

(g)	Rate quoted represents the annualized seven-day yield.
(h)	Securities held by the Fund are subject to a lien, granted to the lender, to the extent of the borrowing outstanding in connection with the Fund’s revolving credit agreement.
(i)	Based on LIBOR. Represents rates in effect at September 30, 2019.

Country Summary	% of Managed Assets
United States	45.5
United Kingdom	10.8
France	8.1
Switzerland	6.4
Canada	5.8
Japan	5.6
Netherlands	4.4
Italy	2.3
Australia	2.3
Bermuda	1.3
Spain	0.8
Hong Kong	0.7
Finland	0.5
Germany	0.5
Sweden	0.5
Other	4.5

100.0

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange or clearinghouse. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business. OTC options are valued based upon prices provided by a third-party pricing service or counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment manager, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The following is a summary of the inputs used as of September 30, 2019 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Preferred Securities—$25 Par Value:
Electric	$3,778,527	$2,356,839	$1,421,688	$—
Real Estate—Diversified	1,246,250	—	1,246,250	—
Other Industries	83,976,213	83,976,213	—	—
Preferred Securities—Capital Securities	341,410,875	—	341,410,875	—
Corporate Bonds	4,406,385	—	4,406,385	—
Short-Term Investments	11,363,948	—	11,363,948	—

Total Investments in Securities(a)	$446,182,198	$86,333,052	$359,849,146	$—

Interest Rate Swap Contracts	$157,825	$—	$157,825	$—
Forward Foreign Currency Exchange Contracts	273,263	—	273,263	—

Total Derivative Assets(a)	$431,088	$—	$431,088	$—

Interest Rate Swap Contracts	$(278,965)	$—	$(278,965)	$—
Forward Foreign Currency Exchange Contracts	(53,421)	—	(53,421)	—

Total Derivative Liabilities(a)	$(332,386)	$—	$(332,386)	$—

(a)	Portfolio holdings are disclosed individually on the Schedule of Investments..

Note 2. Derivative Instruments

Options: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

At September 30, 2019, the Fund did not have any option contracts outstanding.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Schedule of Investments. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Centrally Cleared Interest Rate Swap Contracts: The Fund uses interest rate swaps in connection with borrowing under its revolving credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund’s shares as a result of the floating rate structure of interest owed pursuant to the revolving credit agreement. When entering into interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty’s agreement to pay the Fund a variable rate payment that was intended to approximate the Fund’s variable rate payment obligation on the revolving credit

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

agreement. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked-to-market daily and changes in the value are recorded as unrealized appreciation (depreciation).

Immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded as cash collateral pledged for interest rate swap contracts. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin on interest rate swap contracts. Payments received from or paid to the counterparty, including at termination, are recorded as realized gain (loss).

Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Schedule of Investments. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The following summarizes the volume of the Fund’s option contracts and forward foreign currency exchange contracts activity for the nine months ended September 30, 2019:

	Purchased Option Contracts(a),(b)	Written Option Contracts(a),(b)	Forward Foreign Currency Exchange Contracts
Average Notional Amount	$16,057,400	$15,479,278	$16,381,887

(a)	Average notional amounts are for the period January 1, 2019 through January 16, 2019, which represents the period the Fund had option contracts outstanding.
(b)	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.